Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$2,611,499	$1,703,130
Short-term investments	513,922	2,218,108
Accounts receivable, net	154,937	69,940
Mortgage loans held for sale	106,753	330,758
Inventory	3,912,662	491,293
Prepaid expenses and other current assets	153,555	75,846
Restricted cash	226,651	75,805
Total current assets	7,679,979	4,964,880
Contract cost assets	35,465	50,719
Beneficial interests in securitizations	75,103	—
Property and equipment, net	214,555	196,152
Right of use assets	129,932	187,960
Goodwill	2,373,792	1,984,907
Intangible assets, net	180,072	94,767
Other assets	6,556	7,175
Total assets	$10,695,454	$7,486,560
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$17,230	$18,974
Accrued expenses and other current liabilities	161,459	94,487
Accrued compensation and benefits	108,464	47,666
Borrowings under credit facilities	2,311,556	670,209
Deferred revenue	51,484	48,995
Lease liabilities, current portion	23,503	28,310
Securitization term loans	1,208,753	—
Total current liabilities	3,882,449	908,641
Lease liabilities, net of current portion	147,967	207,723
Convertible senior notes	1,319,224	1,613,523
Other long-term liabilities	4,503	14,857
Total liabilities	5,354,143	2,744,744
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	18	17
Additional paid-in capital	7,001,084	5,880,883
Accumulated other comprehensive income	7,234	164
Accumulated deficit	(1,667,032)	(1,139,255)
Total shareholders’ equity	5,341,311	4,741,816
Total liabilities and shareholders’ equity	$10,695,454	$7,486,560

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Homes	$3,348,323	$304,145	$6,015,778	$1,715,375
IMT	483,169	423,838	1,885,782	1,450,232
Mortgages	50,821	60,969	245,816	174,210
Total revenue	3,882,313	788,952	8,147,376	3,339,817
Cost of revenue (1):
Homes	3,331,920	281,040	6,106,944	1,634,755
IMT	61,597	47,698	203,449	193,097
Mortgages	21,695	14,000	83,784	38,540
Total cost of revenue	3,415,212	342,738	6,394,177	1,866,392
Gross profit	467,101	446,214	1,753,199	1,473,425
Operating expenses:
Sales and marketing (1)	354,492	166,114	1,076,235	691,119
Technology and development (1)	114,141	97,410	474,396	390,172
General and administrative (1)	120,087	93,338	448,773	356,722
Impairment and restructuring costs (1)	72,173	—	72,173	76,800
Acquisition-related costs	892	—	8,615	—
Integration costs	680	—	680	—
Total operating expenses	662,465	356,862	2,080,872	1,514,813
Income (loss) from operations	(195,364)	89,352	(327,673)	(41,388)
Gain (loss) on extinguishment of debt	—	(4,943)	(17,119)	1,448
Other income	4,198	2,803	10,188	25,529
Interest expense	(68,188)	(40,575)	(191,910)	(155,227)
Income (loss) before income taxes	(259,354)	46,637	(526,514)	(169,638)
Income tax benefit (expense)	(1,854)	(601)	(1,263)	7,523
Net income (loss)	$(261,208)	$46,036	$(527,777)	$(162,115)
Net income (loss) per share:
Basic	$(1.03)	$0.20	$(2.11)	$(0.72)
Diluted	$(1.03)	$0.18	$(2.11)	$(0.72)
Weighted-average shares outstanding:
Basic	254,013	235,341	249,937	223,848
Diluted	254,013	251,499	249,937	223,848
(1) Includes share-based compensation expense as follows:
Cost of revenue	$2,735	$2,064	$10,968	$6,685
Sales and marketing	12,161	8,370	48,131	33,110
Technology and development	28,495	21,212	117,614	80,876
General and administrative	36,822	20,799	134,973	76,879
Impairment and restructuring costs	5,506	—	5,506	—
Total	$85,719	$52,445	$317,192	$197,550
Other Financial Data:
Income (loss) before income taxes:
Homes segment	$(342,040)	$(66,621)	$(881,464)	$(320,254)
IMT segment	137,291	145,369	544,590	262,984
Mortgages segment	(26,675)	7,305	(51,823)	4,514
Corporate items (2)	(27,930)	(39,416)	(137,817)	(116,882)
Total income (loss) before income taxes	$(259,354)	$46,637	$(526,514)	$(169,638)
Adjusted EBITDA (3):
Homes segment	$(206,171)	$(46,890)	$(649,994)	$(241,969)
IMT segment	220,010	203,093	853,226	556,137
Mortgages segment	(14,273)	13,648	(8,651)	28,825
Total Adjusted EBITDA	$(434)	$169,851	$194,581	$342,993
(2) Certain corporate items are not directly attributable to any of our segments, including the gain (loss) on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net income (loss) on a consolidated basis and income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2021	2020
Operating activities
Net loss	$(527,777)	$(162,115)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	129,780	110,031
Share-based compensation	311,686	197,550
Amortization of right of use assets	22,705	24,338
Amortization of contract cost assets	41,577	36,494
Amortization of debt discount and debt issuance costs	104,437	102,401
Loss (gain) on extinguishment of debt	17,119	(1,448)
Impairment and restructuring costs	56,828	76,800
Inventory valuation adjustment	407,921	—
Deferred income taxes	(2,746)	(7,523)
Other adjustments to reconcile net loss to cash provided by (used in) operating activities	15,249	4,761
Changes in operating assets and liabilities:
Accounts receivable	(82,312)	(5,585)
Mortgage loans held for sale	223,990	(294,251)
Inventory	(3,826,713)	345,277
Prepaid expenses and other assets	(81,614)	(15,957)
Contract cost assets	(26,323)	(42,004)
Lease liabilities	(29,276)	(2,149)
Accounts payable	4,699	12,972
Accrued expenses and other current liabilities	61,462	15,321
Accrued compensation and benefits	13,203	9,861
Deferred revenue	789	9,248
Other long-term liabilities	(11,378)	10,175
Net cash provided by (used in) operating activities	(3,176,694)	424,197
Investing activities
Proceeds from maturities of investments	2,206,344	2,230,705
Proceeds from sales of investments	—	116,394
Purchases of investments	(516,346)	(3,287,071)
Purchases of property and equipment	(73,305)	(84,940)
Purchases of intangible assets	(31,094)	(23,577)
Proceeds from sale of equity investment	—	10,000
Cash paid for acquisition, net	(497,320)	—
Net cash provided by (used in) investing activities	1,088,279	(1,038,489)
Financing activities
Proceeds from issuance of convertible senior notes, net of issuance costs	—	553,282
Proceeds from issuance of Class C capital stock, net of issuance costs	544,557	411,522
Proceeds from issuance of term loan, net of issuance costs	1,138,227	—
Proceeds from borrowings on credit facilities	3,618,299	348,684
Repayments of borrowings on credit facilities	(1,779,869)	(679,042)
Net borrowings (repayments) on warehouse lines of credit and repurchase agreements	(197,083)	278,616
Repurchases of Class C capital stock	(302,297)	—
Settlement of convertible senior notes	(1,297)	(194,768)
Proceeds from exercise of stock options	127,222	444,028
Value of equity awards withheld for tax liability	(129)	(4)
Net cash provided by financing activities	3,147,630	1,162,318
Net increase in cash, cash equivalents and restricted cash during period	1,059,215	548,026
Cash, cash equivalents and restricted cash at beginning of period	1,778,935	1,230,909
Cash, cash equivalents and restricted cash at end of period	$2,838,150	$1,778,935
Supplemental disclosures of cash flow information
Cash paid for interest	$108,928	$50,755

Noncash transactions:
Beneficial interests in securitizations	$63,289	$—
Write-off of fully amortized intangible assets	57,995	62,622
Write-off of fully depreciated property and equipment	48,626	115,086
Capitalized share-based compensation	30,372	16,557
Property and equipment purchased on account	1,357	335

Non-GAAP Net Income (Loss) per Share
Our presentation of non-GAAP net income (loss) per share excludes the impact of share-based compensation expense, impairment and restructuring costs, acquisition-related costs, the gain (loss) on extinguishment of debt and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income (loss) per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment and restructuring costs, acquisition-related costs, the gain (loss) on extinguishment of debt and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income (loss) per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net income (loss), adjusted, to net income (loss), as reported on a GAAP basis, and the calculation of non-GAAP net income (loss) per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net income (loss), as reported	$(261,208)	$46,036	$(527,777)	$(162,115)
Share-based compensation expense	80,213	52,445	311,686	197,550
Impairment and restructuring costs	72,173	—	72,173	76,800
Acquisition costs	892	—	8,615	—
Loss (gain) on extinguishment of debt	—	4,943	17,119	(1,448)
Income tax expense (benefit)	1,854	601	1,263	(7,523)
Net income (loss), adjusted	$(106,076)	$104,025	$(116,921)	$103,264
Non-GAAP net income (loss) per share:
Basic	$(0.42)	$0.44	$(0.47)	$0.46
Diluted	$(0.42)	$0.41	$(0.47)	$0.44
Weighted-average shares outstanding:
Basic	254,013	235,341	249,937	223,848
Diluted	254,013	251,499	249,937	235,499
Diluted non-GAAP net income (loss) per share - for the periods presented is calculated using diluted weighted-average shares outstanding, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net income (loss) per share for certain periods presented if their effect would have been antidilutive. The following table reconciles the denominators used in the basic and diluted non-GAAP net income (loss) per share calculations (in thousands, unaudited):

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Denominator for basic calculation	254,013	235,341	249,937	223,848
Effect of dilutive securities:
Option awards	—	11,203	—	8,648
Unvested restricted stock units	—	4,723	—	3,003
Class A common stock issuable upon conversion of the convertible senior notes due in 2020	—	232	—	—
Denominator for dilutive calculation	254,013	251,499	249,937	235,499

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended December 31, 2021			Three Months Ended December 31, 2020
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$3,348,323	$483,169	$50,821	$304,145	$423,838	$60,969
Cost of revenue	3,331,920	61,597	21,695	281,040	47,698	14,000
Gross profit	16,403	421,572	29,126	23,105	376,140	46,969
Operating expenses:
Sales and marketing	187,110	139,700	27,682	38,647	107,598	19,869
Technology and development	32,132	74,130	7,879	26,375	64,337	6,698
General and administrative	31,796	68,847	19,444	21,406	58,836	13,096
Impairment and restructuring costs	71,247	—	926	—	—	—
Acquisition-related costs	—	892	—	—	—	—
Integration costs	—	680	—	—	—	—
Total operating expenses	322,285	284,249	55,931	86,428	230,771	39,663
Income (loss) from operations	(305,882)	137,323	(26,805)	(63,323)	145,369	7,306
Segment other income	2,604	—	1,185	—	—	1,146
Segment interest expense	(38,762)	(32)	(1,055)	(3,298)	—	(1,147)
Income (loss) before income taxes (1)	$(342,040)	$137,291	$(26,675)	$(66,621)	$145,369	$7,305

	Year Ended December 31, 2021			Year Ended December 31, 2020
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$6,015,778	$1,885,782	$245,816	$1,715,375	$1,450,232	$174,210
Cost of revenue	6,106,944	203,449	83,784	1,634,755	193,097	38,540
Gross profit	(91,166)	1,682,333	162,032	80,620	1,257,135	135,670
Operating expenses:
Sales and marketing	414,797	552,592	108,846	190,818	440,517	59,784
Technology and development	124,513	317,663	32,220	106,218	260,277	23,677
General and administrative	118,790	258,161	71,822	87,034	224,757	44,931
Impairment and restructuring costs	71,247	—	926	—	73,900	2,900
Acquisition-related costs	—	8,615	—	—	—	—
Integration costs	—	680	—	—	—	—
Total operating expenses	729,347	1,137,711	213,814	384,070	999,451	131,292
Income (loss) from operations	(820,513)	544,622	(51,782)	(303,450)	257,684	4,378
Segment other income	2,878	—	5,019	—	5,300	2,369
Segment interest expense	(63,829)	(32)	(5,060)	(16,804)	—	(2,233)
Income (loss) before income taxes (1)	$(881,464)	$544,590	$(51,823)	$(320,254)	$262,984	$4,514
(1) The following table presents the reconciliation of total segment income (loss) before income taxes to consolidated income (loss) before income taxes for the periods presented (in thousands, unaudited):

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Total segment income (loss) before income taxes	$(231,424)	$86,053	$(388,697)	$(52,756)
Corporate interest expense	(28,339)	(36,130)	(122,989)	(136,190)
Corporate other income	409	1,657	2,291	17,860
Gain (loss) on extinguishment of debt	—	(4,943)	(17,119)	1,448
Consolidated income (loss) before income taxes	$(259,354)	$46,637	$(526,514)	$(169,638)

Certain corporate items are not directly attributable to any of our segments, including the gain (loss) on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.

Key Metrics
The following table presents our visits and average monthly unique users for each of the periods presented (in millions):

	Three Months Ended December 31,		2020 to 2021 % Change
	2021	2020

Visits (1)	2,283.9	2,232.3	2%
Average monthly unique users (2)	198.0	200.7	(1)%
(1)Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2)Zillow, StreetEasy and HotPads measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

The following table presents the number of homes sold through Zillow Offers for the periods presented:

	Three Months Ended December 31,		2020 to 2021 % Change
	2021	2020
Number of homes sold	8,353	923	805%

The following table presents loan origination volume by purpose and in total for Zillow Home Loans for the periods presented (in thousands):

	Three Months Ended December 31,		2020 to 2021 % Change
	2021	2020
Purchase loan origination volume	$331,219	$143,549	131%
Refinance loan origination volume	559,576	687,104	(19)%
Total loan origination volume	$890,795	$830,653	7%

Non-GAAP Average Return on Homes Sold After Interest Expense

To provide investors with additional information regarding our Zillow Offers financial results, this Exhibit includes a calculation of Average Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Average Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is average gross profit (loss) per home for the Zillow Offers business.

We believe that Average Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the average revenue and associated expenses directly attributed to the homes sold. We believe this average per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate average returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.

We calculate the Average Return on Homes Sold After Interest Expense as revenue associated with homes sold during the period less direct costs attributable to those homes divided by the number of homes sold during the period. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.

Included in direct holding and interest expense amounts for the periods presented are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the presented period, which are not calculated in accordance with, or as an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the presented period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Average Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.

Average Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Average Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Average Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;
•Average Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;
•Average Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;
•Average Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and
•Average Return on Homes Sold After Interest Expense does not reflect income taxes.

On a GAAP basis, Zillow Offers average gross profit per home was $1,714 and $25,481, respectively, for the three months ended December 31, 2021 and 2020.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Three Months Ended December 31, 2021		Three Months Ended December 31, 2020
	Total	Average Per Home	Total	Average Per Home
Homes sold	8,353		923
Zillow Offers revenue	$3,336,660,000	$399,456	$301,703,000	$326,872
Operating costs:
Home acquisition costs (1)	3,364,340,000	402,770	259,285,000	280,915
Renovation costs (1)	46,399,000	5,555	9,298,000	10,074
Holding costs (1)(2)	27,187,000	3,255	1,636,000	1,772
Selling costs	105,370,000	12,614	11,335,000	12,281
Total operating costs	3,543,296,000	424,194	281,554,000	305,042
Interest expense (1)(2)	23,986,000	2,871	2,422,000	2,624
Return on homes sold after interest expense	$(230,622,000)	$(27,609)	$17,727,000	$19,206
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $13.0 million and $7.8 million, respectively, of costs incurred in prior periods associated with homes sold in the fourth quarter of 2021 and $1.4 million and $0.6 million, respectively, of costs incurred in prior periods associated with homes sold in the fourth quarter of 2020.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Zillow Offers gross profit (loss) (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Zillow Offers gross profit (loss) (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Zillow Offers average gross profit (loss) per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit (loss) for the periods presented (unaudited):

	Three Months Ended December 31,
Calculation of Average Gross Profit per Home	2021	2020
Zillow Offers revenue	$3,336,660,000	$301,703,000
Zillow Offers cost of revenue	3,322,341,000	278,184,000
Zillow Offers gross profit	$14,319,000	$23,519,000
Homes sold	8,353	923
Average Zillow Offers gross profit per home	$1,714	$25,481
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$14,319,000	$23,519,000
Holding costs included in sales and marketing (1)	(24,983,000)	(67,000)
Selling costs included in sales and marketing (2)	(105,370,000)	(11,335,000)
Interest expense (3)	(23,986,000)	(2,422,000)
Direct and indirect expenses included in cost of revenue (4)	(96,955,000)	5,620,000
Share-based compensation and depreciation and amortization included in cost of revenue	6,353,000	2,412,000
Return on homes sold after interest expense	$(230,622,000)	$17,727,000
Homes sold	8,353	923
Average return on homes sold after interest expense	$(27,609)	$19,206
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $35.3 million and $2.4 million of holding costs included in sales and marketing expense for the three months ended December 31, 2021 and 2020, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.

On a GAAP basis, Zillow Offers average gross profit (loss) per home was $(6,462) and $15,879, respectively, for the years ended December 31, 2021 and 2020.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Total	Average Per Home	Total	Average Per Home
Homes sold	15,436		5,337
Zillow Offers revenue	$5,982,357,000	$387,559	$1,710,535,000	$320,505
Operating costs:
Home acquisition costs (1)	5,721,916,000	370,686	1,527,733,000	286,253
Renovation costs (1)	110,427,000	7,154	76,691,000	14,370
Holding costs (1)(2)	43,578,000	2,823	19,977,000	3,743
Selling costs	202,230,000	13,101	71,344,000	13,368
Total operating costs	6,078,151,000	393,764	1,695,745,000	317,734
Interest expense (1)(2)	37,749,000	2,446	22,130,000	4,146
Return on homes sold after interest expense	$(133,543,000)	$(8,651)	$(7,340,000)	$(1,375)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $2.3 million and $1.6 million, respectively, of costs incurred in prior periods associated with homes sold in the year ended December 31, 2021 and $7.6 million and $9.0 million, respectively, of costs incurred in prior periods associated with homes sold in the year ended December 31, 2020.

The following table presents the calculation of Zillow Offers average gross profit (loss) per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit (loss) for the periods presented (unaudited):

	Year Ended December 31,
Calculation of Average Gross Profit (Loss) per Home	2021	2020
Zillow Offers revenue	$5,982,357,000	$1,710,535,000
Zillow Offers cost of revenue	6,082,103,000	1,625,791,000
Zillow Offers gross profit (loss)	$(99,746,000)	$84,744,000
Homes sold	15,436	5,337
Average Zillow Offers gross profit (loss) per home	$(6,462)	$15,879
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit (loss)	$(99,746,000)	$84,744,000
Holding costs included in sales and marketing (1)	(39,125,000)	(18,075,000)
Selling costs included in sales and marketing (2)	(202,230,000)	(71,344,000)
Interest expense (3)	(37,749,000)	(22,130,000)
Direct and indirect expenses included in cost of revenue (4)	229,534,000	10,947,000
Share-based compensation and depreciation and amortization included in cost of revenue	15,773,000	8,518,000
Return on homes sold after interest expense	$(133,543,000)	$(7,340,000)
Homes sold	15,436	5,337
Average return on homes sold after interest expense	$(8,651)	$(1,375)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $62.3 million and $11.3 million of holding costs included in sales and marketing expense for the years ended December 31, 2021 and 2020, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.

Zillow Offers Supplemental Information

The weighted average days held for homes in inventory as of December 31, 2021 was 75 days. The weighted average days held for homes sold during the three months and year ended December 31, 2021 was 92 and 83 days, respectively.

The following table presents information on the geographic concentration of homes by state for each state where the value of homes in inventory exceeds 10% of our total inventory as of the date presented (in thousands, except number of homes and percentage of inventory, unaudited):

December 31, 2021
Geography	Number of Homes	Inventory Balance	% of Total Inventory
California	1,364	$815,933	21%
Florida	2,025	679,949	17
Texas	1,645	533,907	14
Georgia	1,277	413,100	11
All other states	3,720	1,469,773	37
Total	10,031	$3,912,662	100%